UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2020

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

119 Standard Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)
(866) 756-4112
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).                       Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2020, Beyond Meat, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2019. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On February 27, 2020, representatives of the Company will begin making presentations using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others. A copy of the Investor Presentation will be available on the “Investors” section of the Company’s website at www.beyondmeat.com.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated in this Item 7.01, including the Investor Presentation furnished herewith as Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Information

Executive Chairman

Effective February 27, 2020, Seth Goldman is resigning as Executive Chair of the Company.  Upon such resignation, Mr. Goldman will continue to serve in his capacity as a Class I director and Chairman of the Board of Directors of the Company (the “Board”).  In connection with Mr. Goldman’s resignation as Executive Chair, the Company and Mr. Goldman are terminating that certain Second Amended and Restated Consulting Agreement, dated as of April 8, 2019, entered into between the Company and Mr. Goldman effective as of February 27, 2020.

2020 Virtual Annual Meeting of Stockholders

The Company will hold its 2020 virtual annual meeting of stockholders on Thursday, May 21, 2020 at 9:00 a.m. Pacific Time.  The Board has established the close of business on March 23, 2020 as the record date for determining stockholders entitled to vote at the 2020 virtual annual meeting of stockholders. Additional information regarding the Company’s 2020 virtual annual meeting of stockholders will be disclosed in the Company’s Proxy Statement to be filed with the SEC.

Legal Proceedings

On May 25, 2017, Don Lee Farms, a division of Goodman Food Products, Inc., filed a complaint against the Company in the Superior Court of the State of California for the County of Los Angeles asserting claims for breach of contract, misappropriation of trade secrets, unfair competition under the California Business and Professions Code, money owed and due, declaratory relief and injunctive relief, each arising out of the Company’s decision to terminate an exclusive supply agreement between the Company and Don Lee Farms. The Company denies all of these claims and filed counterclaims on July 27, 2017, alleging breach of contract, unfair competition under the California Business and Professions Code and conversion. In October 2018, Don Lee Farms filed an amended complaint that added ProPortion Foods, LLC (one of Beyond Meat’s current contract manufacturers) as a defendant, principally for claims arising from ProPortion’s alleged use of Don Lee Farms’ alleged trade secrets, and for replacing Don Lee Farms as Beyond Meat’s co-manufacturer. ProPortion filed an answer denying all of Don Lee Farms’ claims and a cross-complaint against Beyond Meat asserting claims of total and partial equitable indemnity, contribution, and repayment. On March 11, 2019, Don Lee Farms filed a second amended complaint to add claims of fraud and negligent misrepresentation against the Company. On May 30, 2019, the judge denied the Company’s motion to dismiss the fraud and negligent misrepresentation claims, allowing the claims to proceed. On June 19, 2019, the Company filed an answer denying Don Lee Farms’ claims. On January 27, 2020, Don Lee Farms filed a third amended complaint to add three individual defendants, all of whom are current or former employees of the Company, including Mark Nelson, our Chief Financial Officer and Treasurer, to Don Lee Farms’ existing fraud claim alleging that those individuals were involved in the alleged fraud.  The individual defendants deny all allegations of fraud.  On January 24, 2020, a writ judge granted Don Lee Farms a right to attach in the amount of $628,689 on the grounds that Don Lee Farms had established a “probable validity” of its claim that Beyond Meat owes it money for a small batch of unpaid invoices.  This determination was not made by the trial judge.  The trial judge has yet to determine the legitimacy or merits of Don Lee Farms’ claims.  The previous trial date, May 18, 2020, has been continued.  Trial is currently set for February 8, 2021.

Don Lee Farms is seeking from Beyond Meat and ProPortion unspecified compensatory and punitive damages, declaratory and injunctive relief, including the prohibition of Beyond Meat’s use or disclosure of the alleged trade secrets, and attorneys’ fees and costs. The Company is seeking from Don Lee Farms monetary damages, restitution of monies paid to Don Lee Farms, and attorneys’ fees and costs. ProPortion is seeking indemnity, contribution, or repayment from the Company of any or all damages that ProPortion may be found liable to Don Lee Farms, and attorneys’ fees and costs.

The Company believes it was justified in terminating the supply agreement with Don Lee Farms, that it did not misappropriate their alleged trade secrets, that the Company is not liable for the fraud or negligent misrepresentation alleged in the proposed second amended complaint, that Don Lee Farms is liable for the conduct alleged in our cross-complaint, and that the Company is not liable to ProPortion for any indemnity, contribution, or repayment, including for any damages or attorneys’ fees and costs. The Company is currently in the process of litigating this matter and intends to vigorously defend itself and its current and former employees against the claims. The Company cannot assure you that Don Lee Farms or ProPortion will not prevail in all or some of their claims against the Company or the individual defendants, or that the Company will prevail in some or all of its claims against Don Lee Farms. For example, if Don Lee Farms succeeds in the lawsuit, the Company could be required to pay damages, including but not limited to contract damages reasonably calculated at what the Company would have paid Don Lee Farms to produce its products through 2019, the end of the contract term, and Don Lee Farms could also claim some ownership in the intellectual property associated with the production of certain of the Company’s products or in the products themselves, and thus claim a stake in the value the Company has derived and will derive from the use of that intellectual property after the Company terminated its supply agreement with Don Lee Farms. Based on the Company’s current knowledge, the Company has determined that the amount of any material loss or range of any losses that is reasonably possible to result from this lawsuit is not estimable.

On January 30, 2020, Larry Tran, a purported shareholder of the Company, filed a putative securities class action lawsuit in the United States District Court for the Central District of California against the Company and two of its executive officers, its President and CEO, Ethan Brown, and its Chief Financial Officer and Treasurer, Mark Nelson.  The lawsuit asserts claims under Sections 10(b) and 20(a) of the Exchange Act and is premised on allegedly false or misleading statements, and alleged non-disclosure of material facts, related to the Company’s public disclosures regarding its ongoing litigation with Don Lee Farms during the proposed class period of May 2, 2019 to January 27, 2020.  The Company believes the claims are without merit and intends to vigorously defend all claims asserted.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the outcomes of legal proceedings and the risks discussed under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10‑Q for the quarter ended September 28, 2019 filed with the SEC on November 12, 2019, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 to be filed with the SEC, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Beyond Meat, Inc. dated February 27, 2020
99.2	Investor presentation in use beginning February 27, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Chief Financial Officer and Treasurer
Date: February 27, 2020